Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment, Net [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

NOTE 7 — PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consisted of the following:

	As of December 31,
	2023	2022
Buildings	$7,135,962	$9,165,874
Machinery equipment and tools	5,545,278	5,158,903
Electronic devices	98,839	104,020
Office equipment	21,645	21,829
Vehicles	315,714	387,780
Construction in progress	1,084,596	1,057,565
Subtotal	14,202,034	15,895,971
Less: accumulated depreciation	(3,449,289)	(3,595,480)
Total	$10,752,745	$12,300,491

Depreciation expenses for the years ended December 31, 2023, 2022 and 2021 amounted to $871,445, $615,050, and $563,120, of which $777,291, $546,305 and $507,072 were included in cost of revenues, respectively, and of which $94,154, $68,745, and $56,048 were included selling, general and administrative expenses, respectively.

The Company completed the sale of a portion of its manufacturing buildings during 2023, and the Company received total cash proceeds of approximately $2.1 million (RMB 15.2 million) during 2023 and 2022. The Company received approximately $734,000 and $1,486,000 cash proceeds during the years ended December 31, 2023 and 2022, respectively. Consequently, fixed asset costs totaling $2.8 million and the related accumulated depreciation of $1.1 million were eliminated from the Company’s books. This transaction resulted in a net gain of $337,941 recognized for the year ended December 31, 2023. In addition, the Company sold a vehicle and recognized a gain of $1,176 during the year ended December 31, 2023.

As of December 31, 2023 and 2022, certain properties were pledged as collaterals to secure the Company’s bank loans from Rural Commercial Bank of Shandong and Bank of Weifang (see Note 9).

During the years ended December 31, 2023, 2022 and 2021, respectively, the Company did not record impairment to its property, plant and equipment.